SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS

Effective April 21, 2008, the sub-section entitled “Class I” in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in each Fund’s prospectus is revised as follows:

The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee.  Class I shares are only offered, subject to the minimum initial purchase requirements stated under “Shareholder Transactions”, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Also effective April 21, 2008, the sub-section entitled “Minimum Investments” in the section entitled “SHAREHOLDER TRANSACTIONS” in each Fund's prospectus is revised as follows:

	Minimum Initial Purchase of Class A, B and C Shares [1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [2,3,4]	$ 1,000,000 [2,5,6]	None
IRAs	$ 1,000 [2,3]	N/A [5]	None
Systematic Investment Plan	$ 500 [3]	N/A [5]	$ 50/monthly (for Classes A, B and C) [5]

1.  The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

3.  The minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to maintain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

4.  The minimum initial purchase amount for Class A shares may be waived for employer or state sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans as well as for fee-based mutual fund wrap programs.

5.  The minimum purchase amount does not apply to (i) former Class Y shareholders, (ii) former SouthTrust funds shareholders, (iii) former Vestaur Securities Fund shareholders, (iv) investment advisory clients of EIMC (or its advisory affiliates). Each of the aforementioned classes of investors may invest in Class I shares at the minimum investment amounts for Class A, B, and C shares described above.

6.  The minimum purchase amount does not apply to the following two types of investors: (i) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans with total plan assets of more than $1 million and (ii) fee-based mutual fund wrap accounts. In addition, EIMC or the Board of Trustees may waive, in their discretion, the minimum initial investment under other circumstances.

April 21, 2008	582132 (4/08)